Exhibit 10.5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 19

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 19 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of August 21st, 2015, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller agree to advance the Scheduled Delivery Months of two (2) A320 Group 3 Aircraft; and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

Exhibit 10.5

1 -	AMENDMENTS

1.1	Delivery Schedule

1.1.1
The Schedule Delivery Month for the A320 Group 3 Aircraft bearing CAC id No. [***] is advanced from [***] to [***] and the Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC id No. [***] is advanced from [***] to [***]. Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are therefore deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 INTENTIONALLY LEFT BLANK

9.1.1.4 The Scheduled Delivery Months and the Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Exhibit 10.5

Year	Scheduled Delivery	Aircraft	CAC
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Exhibit 10.5

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follows:

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.5

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.1.2	Clause 9.1.1.7 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

QUOTE

9.1.1.7 The combined Scheduled Delivery Months and Scheduled Delivery Quarters for all Aircraft are:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Exhibit 10.5

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]

Exhibit 10.5

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

1.2	Letter Agreement No. 1 to Amendment No. 17

Letter Agreement No. 1 to Amendment No. 17 to the Agreement is deleted in its entirety and is replaced by the Amended and Restated Letter Agreement No. 1 to Amendment No. 17.

Exhibit 10.5

2 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment that by close of business on date of signature hereof, the Buyer shall pay to the Seller:

US$ [***]
(US dollars - [***])

in Predelivery Payments, due in respect of the A320 Group 3 Aircraft bearing CAC ID Nos. [***].

3 -	EFFECT OF THE AMENDMENT

3.1
The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

3.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

4 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5 -	GOVERNING LAW

5.1
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

5.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

Exhibit 10.5

6 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.5

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Benoit de Saint-Exupery
Its:	SVP and CFO	Its:	VP Contracts